32.2 SECTION 1350 CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Commonwealth Income & Growth Fund IV, (the “Company”) on Form 10-Q for the quarter ending March 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kimberly A. Springsteen, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of  my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Kimberly A. Springsteen

Kimberly A. Springsteen
Principal Financial Officer
May 15, 2007